UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

XCF GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42687	33-4582264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 CityWest Blvd. Suite 150-138 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(346) 630-4724

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAFX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Private Placement Issuances

On May 22, 2026, XCF Global, Inc. (the “Company”), entered into a securities purchase agreement (the “Brown Stone Agreement”) with Brown Stone Capital Ltd. (“Brown Stone”), pursuant to which the Company agreed to issue 13,333,340 shares (the “Brown Stone Shares”) of its Class A common stock, par value $0.0001 (“Common Stock”) for aggregate gross proceeds of approximately $2 million at a price per share of $0.15.

On May 25, 2026, the Company entered into a securities purchase agreement (the “EEME Agreement”) with EEME Energy SPV I, LLC (“EEME”), pursuant to which the Company agreed to issue 13,333,340 shares (the “EEME Shares” and together, with the Brown Stone Shares, the “Shares”) of its Common Stock for aggregate gross proceeds of approximately $2 million at a price per share of $0.15.

The Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Rule 506(b) of Regulation D as promulgated under the Securities Act. Each of Brown Stone and EEME have represented that it is an accredited investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing descriptions of the Brown Stone Agreement and EEME Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions thereof, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K under “Private Placement Issuances,” is incorporated into this Item 3.02 by reference.

Item 8.01 Other Events.

On May 29, 2026, the Company issued a press release regarding the Brown Stone Agreement and EEME Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
99.1	Press Release dated May 29, 2026.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2026
XCF GLOBAL, INC.
	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Chief Executive Officer